Exhibit 10.7.1







                            Dated 22 September 2004




                          GRANITE MORTGAGES 04-3 plc
                               as Current Issuer



                   LAW DEBENTURE CORPORATE SERVICES LIMITED
                 as Current Issuer Corporate Services Provider



                               NORTHERN ROCK PLC
                                 as Originator



                       GRANITE FINANCE HOLDINGS LIMITED


                                 GPCH LIMITED

                                    - and -

               THE LAW DEBENTURE INTERMEDIARY CORPORATION p.l.c.
                               as Share Trustee





                 --------------------------------------------

                      ISSUER CORPORATE SERVICES AGREEMENT

                 --------------------------------------------






                          SIDLEY AUSTIN BROWN & WOOD
                               WOOLGATE EXCHANGE
                             25 BASINGHALL STREET
                                LONDON EC2V 5HA
                            TELEPHONE 020 7360 3600
                            FACSIMILE 020 7626 7937
                            REF: 30507-30030/664658





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
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                                   CONTENTS

1.         Definitions and Interpretation.......................................................................................1

2.         Nomination of Directors..............................................................................................2

3.         Returns..............................................................................................................3

4.         Administrative Services..............................................................................................3

5.         Confidentiality......................................................................................................4

6.         Remuneration.........................................................................................................5

7.         Non Petition and Limited Recourse....................................................................................5

8.         Termination..........................................................................................................6

9.         Non-Assignment.......................................................................................................7

10.        Non-exclusive........................................................................................................7

11.        Indemnity............................................................................................................7

12.        Governing Law and Jurisdiction, Appropriate Form.....................................................................8

13.        Contracts (Rights of Third Parties) Act 1999.........................................................................8

14.        Notices..............................................................................................................8


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THIS AGREEMENT is made on 22 September 2004

BETWEEN:

(1) GRANITE MORTGAGES 04-3 plc (registered number 5168395) a public limited company incorporated under the laws of England and Wales whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX as the Current
     Issuer;

(2) LAW DEBENTURE CORPORATE SERVICES LIMITED, (registered number 3388362) whose registered office is at Fifth Floor, 100 Wood Street, London EC2V
     7EX in its capacity as the Current Issuer Corporate Services Provider;

(3) NORTHERN ROCK PLC (registered number 3273685) whose registered office is at Northern Rock House, Gosforth, Newcastle upon Tyne NE3 4PL as Northern
     Rock;

(4) GRANITE FINANCE HOLDINGS LIMITED (registered number 4127787) whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX as
     Holdings;

(5) GPCH LIMITED (registered number 4128437) whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX as GPCH and, together with
     Holdings and the Current Issuer, the "SPV Companies" and each a "SPV
     Company"); and

(6)  THE LAW DEBENTURE INTERMEDIARY CORPORATION p.l.c. (registered number
     1525148) whose registered office is at Fifth Floor, 100 Wood Street,
     London EC2V 7EX in its capacity as Share Trustee.

WHEREAS:

The Current Issuer Corporate Services Provider has agreed with the other parties hereto to provide certain corporate services as more fully described below.

IT IS HEREBY AGREED AS FOLLOWS:

1.   Definitions and Interpretation

     The provisions of:

     (a) the Master Definitions Schedule as amended and restated by (and appearing in Appendix 1 to) the Master Definitions Schedule Ninth
          Amendment and Restatement Deed made on 22 September 2004 between, among others, the Seller, Funding and the Mortgages Trustee, and

     (b) the Issuer Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy LLP on 22 September 2004,

     (as the same have been and may be amended, varied or supplemented from time to time with the consent of the parties hereto) are expressly and specifically incorporated into and shall apply to this Agreement. The
     Issuer Master Definitions Schedule specified above shall prevail to the extent that it conflicts with the Master Definitions Schedule.


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2.   Nomination of Directors

     (a) For so long as this Agreement remains in force and subject as set out in paragraph (b) below:

          (i) Northern Rock will be entitled to, and shall, nominate one person willing to serve in the capacity of director for each SPV Company (and Northern Rock shall be deemed to have so nominated Keith McCallum Currie as its first nominee in such capacity) and nothing herein shall require Northern Rock to nominate the same person as director for each SPV Company; and

          (ii) the Current Issuer Corporate Services Provider will be entitled to, and shall, nominate two persons willing to serve in the capacity of director for each SPV Company (and shall be deemed to have so nominated L.D.C. Securitisation Director No. 1
               Limited and L.D.C. Securitisation Director No. 2 Limited as its first nominees in such capacity) and nothing herein shall prevent the Current Issuer Corporate Services Provider from nominating itself as a corporate director for each SPV Company or require the Current Issuer Corporate Services Provider to nominate the same two persons as director for each SPV Company.

     (b)  In relation to any person nominated or deemed to be nominated under
          (a) above, whichever of Northern Rock or the Current Issuer
          Corporate Services Provider nominated that person is referred to below as that person's "appointor".

     (c)  In relation to any person nominated or deemed to be nominated under
          (a) above as a director of any SPV Company, that person is referred to below as a "Director".

     (d) Each appointor hereby confirms to the other that, if the person nominated or deemed to be nominated by it should resign or retire or for any other reason cease to act as Director of any SPV Company, it will promptly:

          (i) procure that such Director shall acknowledge in writing that he has no claim of any nature whatsoever against the SPV
               Companies;

          (ii) nominate another person willing to act in the relevant capacity; and

          (iii) procure the consent of that other person to act in that capacity.

     (e) Each appointor shall procure that each of the persons respectively nominated or deemed to be nominated by it from time to time as provided above accepts the relevant appointment and acts in the relevant capacity without fee or remuneration from any SPV Company save that nothing in this Agreement shall prejudice any right to remuneration on the part of the Current Issuer Corporate Services
          Provider under Clause 6 hereof.

     (f) The Share Trustee undertakes and agrees subject to its duties and obligations as Share Trustee under the Share Trust Deed dated 19
          March 2001 that it shall exercise its rights as a shareholder of Holdings and all rights and powers


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          vested in it under the Articles of Association of each SPV Company so as to procure that the Board of Directors of each SPV Company comprises at all times one nominee of Northern Rock (provided that
          Northern Rock shall have nominated such person to such office) and two nominees of the Current Issuer Corporate Services Provider as
          provided under paragraph (a) above.

     (g) The obligations of the Current Issuer Corporate Services Provider under this Agreement and the obligations of each SPV Company under the Transaction Documents are, respectively, solely the corporate obligations of the Current Issuer Corporate Services Provider and the SPV Companies. No recourse shall be had in respect of any obligation or claim arising out of or based upon this Agreement or any of the Transaction Documents against any employee, officer or director of the Current Issuer Corporate Services Provider or the SPV Companies save where the claim, demand, liability, cost or expense in connection therewith arises from the negligence, wilful default or breach of duty of such employee, officer or director of the Current Issuer Corporate Services Provider or the SPV Companies.

3.   Returns

     Northern Rock undertakes that the person for the time being nominated by it as Director of a SPV Company pursuant to Clause 2 shall ensure, insofar as he or she is able having regard to the duties imposed on directors by law, that (a) all registers, filings and returns required to be made by such SPV Company are kept and made in accordance with the relevant provisions of English law or the rules of any relevant UK regulatory authority and (b) such SPV Company is otherwise in compliance with the Companies Act 1985.

4.   Administrative Services

4.1 The Current Issuer Corporate Services Provider shall provide the following services (the "Services"):

     (a)  a registered office and administrative office for each SPV Company;

     (b) the services of three persons who will, if required, accept office as directors of each SPV Company;

     (c) the services of a secretary to each SPV Company to perform all the duties properly required of a secretary by the directors of such SPV
          Company and the Companies Act 1985 (the "Law");

     (d) the arrangement of meetings of directors and shareholders of each SPV Company in the UK and the preparation of minutes of such meetings;

     (e) the arrangement of annual meetings and any other meetings of the shareholders of each SPV Company;

     (f) the maintenance of the statutory books of each SPV Company and any other books and records required by law or ordinarily required by an English company and the preparation and issue of share certificates;

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     (g)  the preparation and submission of any other documents required by law to be prepared or filed by each SPV Company including all filings to be made with the Registrar of Companies;

     (h)  the provision of book keeping services and preparation of each SPV
          Company's accounts based upon the ledgers and records maintained by the Current Issuer Cash Manager;

     (i) the instruction of each SPV Company's auditors to prepare the annual audited financial statements; and

     (j) the execution of all such agreements, documents and undertakings as shall be necessary in connection with the business of each SPV
          Company if so authorised by a valid resolution of the Board of Directors of each SPV Company;

4.2  The Current Issuer Corporate Service Provider's duties:

     (a) The Current Issuer Corporate Service Provider shall at all times act in accordance with all reasonable and proper directions, orders and instructions given by the Board of Directors of each SPV Company.

     (b) The Current Issuer Corporate Service Provider shall not knowingly do or knowingly omit to do anything which would constitute a breach of any provisions of the Memorandum and Articles of Association of each SPV Company or of any legally binding restrictions applying to each such SPV Company. This includes but is not limited to any legally binding restrictions applying to each SPV Company as a consequence of its being a party to the Transaction Documents.

5.   Confidentiality

5.1 The Current Issuer Corporate Services Provider shall not, and hereby undertakes to procure that each person nominated or deemed to be nominated by the Current Issuer Corporate Services Provider as Director of each SPV Company shall not (regardless of whether or not such person shall still be in office), at any time disclose to any person, firm or company whatsoever (other than the Share Trustee), and shall treat as confidential, any information relating to the business, finances or other matters of Northern Rock or any SPV Company which such Director may have obtained as a result of (in the case of the Current Issuer Corporate
     Services Provider) its role under this Agreement as a Director or as employer or principal to any Director or (in the case of any Director) such Director's position as Director of each SPV Company, or otherwise have become possessed of, and the Current Issuer Corporate Services
     Provider shall use its best endeavours to prevent any such disclosure provided however that the provisions of this Clause shall not apply:

     (a)  to the disclosure of any information already known to the recipient;

     (b) to the disclosure of any information which is or becomes public knowledge otherwise than in breach of this Clause;


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     (c)  to any extent that disclosure is required pursuant to any law or order of any court or pursuant to any direction, request or requirement (whether or not having the force of law) of any central bank or any governmental or other regulatory or taxation authority
          (including, without limitation, any official bank examiners or regulators or the London Stock Exchange plc or any other applicable stock exchange);

     (d) to the disclosure of any information to professional advisers or any of the Rating Agencies who receive the same under a duty of confidentiality;

     (e) to the disclosure of any information with the consent of all the parties hereto; and

     (f)  to the disclosure of any information to the Note Trustee.

     and the Current Issuer Corporate Services Provider hereby agrees to indemnify and hold harmless Northern Rock and the SPV Companies for all losses, damages, expenses, costs, claims and charges arising from or caused by any disclosure of information by any of the Current Issuer
     Corporate Services Provider or any Director nominated or deemed to be nominated by it which disclosure is made contrary to the provisions of this Clause.

5.2 The obligations of the Current Issuer Corporate Services Provider under this Clause 5 shall survive the termination of this Agreement.

6.   Remuneration

     The Current Issuer Corporate Services Provider shall be entitled to remuneration for the Services provided by it under this Agreement of an amount to be agreed between the SPV Companies, Northern Rock and the Current Issuer Corporate Services Provider (together with Value Added Tax thereon) which shall consist of remuneration for corporate services hereunder to be borne by the SPV Companies and payable quarterly on Payment Dates subject to and in accordance with the Current Issuer
     Priority of Payments. The remuneration to the Current Issuer Corporate
     Services Provider as set forth in this Clause shall apply only in respect of this Agreement and the transactions contemplated by the Transaction
     Documents, and the remuneration to the Current Issuer Corporate Services
     Provider in respect of any previous or subsequent transaction between the parties shall be as agreed in connection with such transaction.

7.   Non Petition and Limited Recourse

7.1 Each of the parties hereto hereby agrees that it shall not institute against any of the SPV Companies any winding-up, administration, insolvency or similar proceedings in any jurisdiction for so long as any sum is outstanding under the Notes of any Issuer or for two years plus one day since the last day on which any such sum was outstanding.

7.2 Each of the parties hereto agrees that notwithstanding any other provision of this Agreement or any other Transaction Document:

     (a) in relation to GPCH and/or Holdings, any amount payable by GPCH or Holdings to any other party to this Agreement under this Agreement shall only

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          be payable to the extent that GPCH or, as the case may be, Holdings has sufficient funds to pay such amount on such date; and

     (b)  in relation to the Current Issuer:

          (i) only the Note Trustee may enforce the security created in favour of the Note Trustee under the Current Issuer Deed of Charge in accordance with the provisions thereof;

          (ii) no sum due or owing to any party to this Agreement from or by the Current Issuer under this Agreement shall be payable by the Current Issuer except to the extent that the Current Issuer has sufficient funds available or (following enforcement of the Current Issuer Security) the Note Trustee has realised sufficient funds from the Current Issuer Security to pay such sum subject to and in accordance with the relevant Current
               Issuer Priority of Payments and provided that all liabilities of the Current Issuer required to be paid in priority thereto or pari passu therewith pursuant to such Current Issuer
               Priority of Payments have been paid, discharged and/or otherwise provided for in full; and

          (iii) it shall not take any steps for the purpose of recovering any amount payable by the Current Issuer or enforcing any rights arising out of this Agreement against the Current Issuer otherwise than in accordance with the Current Issuer Deed of Charge.

7.3 The provisions of Clause 6 of the Current Issuer Deed of Charge shall prevail in the event that and to the extent that they conflict with the provisions of this Clause 7.

8.   Termination

8.1 The appointment of the Current Issuer Corporate Services Provider hereunder in relation to each SPV Company shall terminate:

     (a) upon the expiration of 90 days notice in writing given by the Current Issuer Corporate Services Provider or by the relevant SPV
          Company and provided that a substitute corporate services provider acceptable to the relevant SPV Company and Northern Rock has been appointed in relation to the relevant SPV Company on terms substantially the same as those set out in this Agreement and that such appointment will be effective not later than the date of the termination;

     (b)  immediately if:

          (i) an order has been made or a resolution has been passed to put the Current Issuer Corporate Services Provider into liquidation
               (except a voluntary liquidation for the purpose of reconstruction or amalgamation); or

          (ii) the Current Issuer Corporate Services Provider has broken or is in breach of any of the terms of this Agreement and shall not have remedied such breach within 30 days after service of notice requiring the same to be remedied; or


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         (iii) the Current Issuer Corporate Services Provider becomes insolvent; or

          (iv) the Current Issuer Corporate Services Provider ceases or threatens to cease to carry on its business or a substantial part of its business or stops payment or threatens to stop payment of its debts.

8.2 This agreement shall terminate automatically on the date falling 90 days after the later of the date on which the Mortgages Trust Deed terminates or the date on which all of the Current Issuer Secured Obligations have been discharged in full.

8.3  Termination of the appointment of the Current Issuer Corporate Services
     Provider under this Clause 8 shall be without prejudice to the rights of any party in respect of any antecedent claim against or breach of the terms of this Agreement by the Current Issuer Corporate Services
     Provider.

9.   Non-Assignment

     The rights and obligations of the parties hereto are personal and, save in the case of the Current Issuer in accordance with the Current Issuer
     Deed of Charge, shall not be capable of assignment.

10.  Non-exclusive

     The Current Issuer Corporate Services Provider and the Directors shall be at liberty to provide services of a like nature to any other persons it may think fit whether for its own account or that of any other person.

     Neither the Current Issuer Corporate Services Provider nor any other person affiliated with the Current Issuer Corporate Services Provider shall in consequence of the appointment of the Current Issuer Corporate
     Services Provider hereunder or in consequence of any transaction entered into by any SPV Company with the Current Issuer Corporate Services
     Provider be liable to account to the SPV Companies for any profits
     (whether disclosed or not) accruing to the Current Issuer Corporate
     Services Provider from or by virtue of any such transaction.

     The Current Issuer Corporate Services Provider shall be entitled to charge and receive remuneration in accordance with its usual charging policies for any legal advice initiated by and rendered to any SPV
     Company, subject, in the case of any SPV Company, to the limited recourse provisions set out in Clause 7.

11.  Indemnity

     Northern Rock undertakes to indemnify and hold harmless the Current
     Issuer Corporate Services Provider, the Directors and the Share Trustee against all actions, proceedings, accounts, claims or demands and any costs and expenses incurred in connection therewith which may be brought or made or threatened to be brought or made against either the Current
     Issuer Corporate Services Provider, the Directors or the Share Trustee in connection with the affairs of any SPV Company unless any such liability shall have arisen solely due to the fraud, wilful misconduct or gross negligence of the Current Issuer Corporate Services Provider, the
     Directors or the Share Trustee. This indemnity shall continue in force notwithstanding the termination of this Agreement.

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12.  Governing Law and Jurisdiction, Appropriate Form

12.1 This Agreement is governed by, and shall be construed in accordance with, the laws of England and Wales.

12.2 Each of the parties hereto irrevocably agrees that the courts of England shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Agreement and, for such purposes, irrevocably submits to the jurisdiction of such courts.

12.3 Each of the parties hereto irrevocably waives any objection which it might now or hereafter have to the courts of England being nominated as the forum to hear and determine any proceedings and to settle any disputes, and agrees not to claim that any such court is not a convenient or appropriate forum.

13.  Contracts (Rights of Third Parties) Act 1999

     A person who is not a party to this Agreement may not enforce any of its terms under the Contracts (Rights of Third Parties) Act 1999, but this shall not affect any right or remedy of a third party which exists or is available apart from that Act.

14.  Notices

     Any notices to be given and any correspondence or communication to be delivered or forwarded pursuant to this Agreement shall be sufficiently served, delivered or forwarded if sent by prepaid airmail or by facsimile transmission and shall be deemed to be given (in the case of facsimile transmission at 10.00am on the next business day in the place of receipt following despatch) or (in the case of the post) three (3) days after the despatch thereof and shall be sent:

     (a) in the case of the Current Issuer Corporate Services Provider, to its office specified against its name at the commencement of this Agreement, fax number 020 7606 0643, marked for the attention of Sharon Tyson;

     (b) in the case of each SPV Company, to its office specified against its name at the commencement of this Agreement fax number 020 7606 0643, marked for the attention of Sharon Tyson with a copy to Northern
          Rock to its office specified against its name at the commencement of this Agreement, fax number 0191 279 4694, marked for the attention of Keith Currie; and

     (c) in the case of the Share Trustee, to its office specified against its name at the commencement of this Agreement fax number 020 7606
          0643, marked for the attention of Sharon Tyson.

IN WITNESS WHEREOF the parties hereto have executed this Agreement the date first above written:


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                                EXECUTION PAGE

The Current Issuer

Executed by
GRANITE MORTGAGES 04-3 PLC
as follows:
Signed for and on its behalf by one of its duly authorised
attorneys/signatories                                                      By
                                                                             ------------------------------------------------------
                                                                             for and on behalf of LDC Securitisation Director
                                                                             No.1 Limited

                                                                         Name
                                                                             ------------------------------------------------------


The Current Issuer Corporate Services Provider

Executed by
LAW DEBENTURE CORPORATE SERVICES LIMITED
as follows:
Signed for and on its behalf by one of its duly authorised
attorneys/signatories                                                      By
                                                                             ------------------------------------------------------
                                                                             representing LDC Trust Management Limited

                                                                         Name
                                                                             ------------------------------------------------------


The Share Trustee

Executed by
LAW DEBENTURE INTERMEDIARY CORPORATION PLC
as follows:
Signed for and on its behalf by one of its duly authorised
attorneys/signatories                                                      By
                                                                             ------------------------------------------------------
                                                                             Duly Authorised Attorney/Signatory

                                                                         Name
                                                                             ------------------------------------------------------


Holdings

Executed by
GRANITE FINANCE HOLDINGS LIMITED
as follows:
Signed for and on its behalf by one of its duly authorised
attorneys/signatories                                                      By
                                                                             ------------------------------------------------------
                                                                             for and on behalf of LDC Securitisation Director
                                                                             No.1 Limited

                                                                         Name
                                                                             ------------------------------------------------------


GPCH Limited

Executed by
GPCH limited
as follows:
Signed for and on its behalf by one of its duly authorised
attorneys/signatories                                                      By
                                                                             ------------------------------------------------------
                                                                             for and on behalf of LDC Securitisation Director
                                                                             No.1 Limited

                                                                         Name
                                                                             ------------------------------------------------------


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The Originator

Executed by
NORTHERN ROCK PLC
as follows:
Signed for and on its behalf by one of its duly authorised
attorneys/signatories                                                      By
                                                                             ------------------------------------------------------
                                                                             Duly Authorised Attorney/Signatory

                                                                         Name
                                                                             ------------------------------------------------------

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